AMENDED AND RESTATED CONVERTIBLE TERM NOTE
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$15,000,000.00                                        August  30,  2000

                                    RECITALS
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     COLONIAL  DOWNS,  L.P.,  a  Virginia  limited  partnership  (the  "Maker"), originally executed a Deed of Trust Note, dated as of June 26, 1997, in the original principal amount of $10,000,000 in favor of PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC") and a Revolving Credit Note, dated as of June 26, 1997, in the original principal amount of $5,000,000, in favor of PNC (collectively, the "PNC Notes"). Pursuant to an Assignment of even date herewith (the "Assignment") by and between PNC, CD ENTERTAINMENT LTD., an Ohio limited liability company (the "Noteholder"), the Maker, COLONIAL HOLDINGS, INC., a Virginia corporation ("Holdings") and STANSLEY RACING CORP., a Virginia corporation ("SRC"), PNC assigned all of its rights, privileges, title, interest and obligations under the PNC Notes to the Noteholder. The payment of the PNC Notes was guaranteed by each of Holdings and SRC pursuant to guaranty agreements (the "Guaranty Agreement") originally executed in favor of PNC, all right, title and interest of which were assigned to the Noteholder in connection with the Assignment. As collateral for the PNC Notes, Holdings and the Maker also granted a security interest in the horse racing facility located in New Kent, Virginia, pursuant to a Deed of Trust and Security Agreement (the "Deed of Trust"), from Holdings and the Maker to Lawyers Title Realty Services, Inc., as Trustee for the benefit of PNC, in the principal amount of $15,000,000 recorded on July 31, 1997, and assigned to the Noteholder in connection with the Assignment. As additional collateral for the PNC Notes, the Maker also executed an Assignment of Rents and Leases (the "Assignment of Leases") in favor of PNC and filed July 31, 1997, all right, title and interest of which were assigned to the Noteholder pursuant to the Assignment. The Maker and the Noteholder have agreed to the terms of this Amended and Restated Convertible Term Note (the "Note") to consolidate the indebtedness originally owed under the PNC Notes and assigned to the Noteholder, to set forth certain revised payment and additional terms.

                                 PROMISSORY NOTE
                                 ---------------

     FOR  VALUE  RECEIVED, the Maker, with its principal office located at 10515
Colonial Downs Parkway, New Kent, Virginia 23124, promises to pay to to the order of the Noteholder, at its principal office located at c/o Jacobs
Entertainment, Inc., 1231 Main Avenue, Cleveland, Ohio 44113, or at such other place as the Noteholder may designate in writing, the sum of Fifteen Million and 00/100 Dollars ($15,000,000), together with interest thereon from the date hereof until payment in full, payable as set forth below. This Note is governed by the terms of an Amended and Restated Loan Agreement, dated as of the date hereof (the "Loan Agreement"), between the Maker, Holdings and the Noteholder. Capitalized terms not defined herein are used as defined in the Loan Agreement.

     1.     Interest  and Principal Payments.  Interest, calculated on a 360 day
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calendar  year,  shall  accrue on the outstanding principal balance of this Note from the date hereof at the rate per annum of LIBOR plus three percent (3%). The interest rate shall be determined as of August 29, 2000 and remain fixed for the term of the Note until all principal and all accrued interest thereon shall be repaid in full. The Noteholder shall maintain a record of each principal payment and interest accrual under the terms of this Note which shall be presumptive evidence of the principal amount thereof owing and unpaid, absent manifest error, but the failure to record any such amount on the books and records shall not limit or affect the obligations of the Maker hereunder to make payments of principal and interest when due. LIBOR shall mean the interest rate per annum (rounded to the nearest one-sixteenth (1/16) of one percent (1%)) equal to the London Interbank Offered Rate as published in the Wall Street
                                                                     -----------
Journal  for  a  maturity equal to one (1) year, as reported on August 29, 2000.
     --
Interest shall be payable on the first day of each month beginning on September 1, 2000 and on the date of any prepayment. Principal payments in the amount of One Million and 00/100 Dollars ($1,000,000) shall be due and payable on June 30 of 2002, 2003 and 2004 (the "Annual Payments"). If not sooner paid pursuant to the terms hereof, the remaining outstanding principal balance hereof together with interest accrued thereon shall be due and payable in full on June 30, 2005 (the "Maturity Date").

     2.     Application of Payments.  All payments shall be applied first to the
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payment  of  any  sums  other than principal and interest of this Note which are secured by the Deed of Trust (in such manner as the Noteholder may elect), then to accrued interest on this Note and then to the payment of principal of this Note.

     3.     Prepayment.  The  Maker reserves the right to prepay the outstanding
            ----------
balance of this Note, in whole or in part, at any time and from time to time, without premium or penalty. All payments hereunder shall be applied in the same manner set forth in paragraph 2 above, with principal installments applied in the inverse order of maturity. Whenever the Maker desires to make a prepayment, it shall provide a prepayment notice to the Noteholder at least five (5) business days prior to the date of prepayment setting forth the date, which shall be a business day on which the proposed prepayment is to be made and the total principal amount of such prepayment which shall be not less than $100,000.

     4.     Default.  If there is a default in the payment of any installment of
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principal or interest as provided for herein for any reason whatever or an Event of Default as defined in the Deed of Trust which secures this Note or any other Loan Document, all outstanding principal of this Note and accrued interest thereon at the Default Rate shall become immediately due and payable. The Default Rate shall equal the Prime Rate plus four percent (4%) and shall accrue before and after any judgment has been entered with respect to this Note. The Maker shall also pay upon demand by the Noteholder a late payment charge equal to five percent (5%) of the amount of any payment due under the Note, prior to the Maturity or acceleration, which is not received by the Noteholder within 10 days after the date such payment is due.

     5.     Lawful  Interest  Rate.  Nothing contained herein shall be construed
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or  shall  operate  either  presently  or  prospectively  (a)  to  require  the undersigned to pay interest at a rate greater than the then lawful rate for which the undersigned can contract, but shall require payment to be made only to the extent of such a lawful rate, or (b) to require the undersigned to make any payment or to take any action contrary to law.

     6.     Conversion  of  the  Note.
            -------------------------

     (a) All or any portion of the unpaid principal balance of this Note shall be convertible into shares of Class A Common Stock of Holdings, $.01 par value per Share (the "Common Stock") at any time upon the election of the Noteholder, subject to obtaining the approval, if any is required, of the Virginia Racing Commission (the "Commission"). The number of shares of Common Stock into which this Note may be converted ("Conversion Shares") shall be determined by dividing the amount of the then-unpaid principal balance and all accrued unpaid interest thereon of this Note by $1.03 (which is 125% of the average closing price per share of Holdings Class A Common Stock for the period of June 23, 2000 through and including June 29, 2000) (the "Conversion Price"). Notwithstanding the foregoing, conversion of this Note shall at all times be subject to Holdings' ability to issue authorized shares of common stock as the Conversion Shares as provided in Section 6(h) hereof.

     (b) Noteholder may convert all or any portion of the unpaid principal balance and all accrued unpaid interest thereon of this Note into Conversion Shares at any time prior to maturity of this Note or upon notice of the Maker's intent to prepay this Note within two (2) days of such notice. Conversion of this Note shall be effected by delivery of written notice by mail, postage prepaid, or by carrier, to the Maker at its principal corporate office, of the election to convert the same specifying the principal amount and all accrued unpaid interest thereon of this Note being converted and the name in which the certificates evidencing the Conversion Shares shall be issued, accompanied by this Note. To the extent that the entire unpaid balance of this Note is not being converted, the Maker and the Noteholder shall each credit the Note on its books to the extent of the principal being converted by the Noteholder into Conversion Shares.

     (c) No fractional share of Common Stock shall be issued upon conversion of this Note. In lieu of Holdings issuing any fractional share to the Noteholder upon the conversion of this Note, the Maker shall pay, in cash, to the Noteholder the amount of outstanding principal that is applicable to such fractional share.

     (d) If Holdings has authorized the Conversion Shares and the Noteholder has elected to convert the Note as provided herein, at its expense, Holdings shall, as soon as practicable thereafter, issue and deliver to the Noteholder at such principal office a certificate or certificates for the number of Conversion Shares to which the Noteholder shall be entitled upon such conversion (bearing such legends as are required by applicable state and federal securities and other laws in the opinion of counsel to Holdings), together with any other securities and property to which the Noteholder is entitled upon such conversion under the terms of this Note, including a check payable to the Noteholder for any cash amounts payable as described above and for all interest on the converted principal amount hereof accrued and unpaid as of the date of conversion. Such conversion shall be deemed to have been made on the date of delivery of the notice of conversion, and on and after such date the Noteholder shall be treated for all purposes as the record holder of such Conversion Shares. Upon conversion of this Note and delivery of the certificates and the check described above, the Maker shall be forever released from all its obligations and liabilities under this Note to the extent of the amount of unpaid principal that the Noteholder has elected to convert into Conversion Shares.

          (e) In the event Holdings should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of Conversion Shares issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

          (f) If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a reverse stock split or a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of Conversion Shares issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

          (g) In the event of (i) any taking by Holdings of a record of the holders of any class of securities of Holdings for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or (ii) any capital reorganization of Holdings, any reclassification or recapitalization of the capital stock of Holdings or any transfer of all or substantially all of the assets of Holdings to any other person or any consolidation or merger involving Holdings, or (iii) any voluntary or involuntary dissolution, liquidation, or winding up of Holdings, Holdings will mail to the Noteholder a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend, distribution, or right, and the amount and character of such dividend, distribution, or right, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation, or winding up is expected to become effective and the record date of determining stockholders entitled to vote thereon, and (C) the new Conversion Price, if applicable, after giving effect to the adjustment event, if any, which new Conversion Price shall represent an appropriate increase or decrease in the Conversion Price to preserve the proportionate amount of Conversion Shares. Such notice, if necessary shall be mailed at least twenty (20) days prior to the date described in clause (A) or (B) above.

          (h) If the Conversion Shares are authorized, thereafter, Holdings shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares that are solely for the purpose of effecting the conversion of the Note into such number of Conversion Shares as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the Noteholder, the Maker will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes within twelve (12) months from the date hereof.

     (i) Any adjustment pursuant to this paragraph 6 shall be based upon the proportion that the maximum number of Conversion Shares into which this Note was convertible immediately prior to the event giving rise to such adjustment bears to the aggregate number of shares of Common Stock (or issuable in respect of any Common Stock equivalents) outstanding immediately prior to such event.

     7.     No  Waivers.  Without  affecting,  modifying, altering, releasing or
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limiting  the  liability of any person liable or who may become liable hereon or who has assumed, served as a surety or guaranteed the obligation hereof and without affecting, modifying, altering, releasing or limiting the lien of the Deed of Trust or any other security for this Note given at any time, it is agreed that the following actions may take place at the sole option of the Noteholder without further notice or consent: (i) this Note may be extended or renewed at any time notwithstanding the fact that any extensions or renewals may be for a period or periods in excess of the original term hereof; (ii) any security for this Note may be released; (iii) any one or more parties liable or who may become liable hereon, or who have assumed, served as a surety or guaranteed the obligation hereof may be released; (iv) any indulgence or forbearance whatsoever regarding this obligation may be granted; and (v) the Noteholder may fail to act with diligence or may delay in the collection or enforcement hereof. Any person liable or who may become liable hereon or who has assumed, served as a surety or guaranteed the obligation hereof waives presentment, demand, protest and notice of dishonor.

     8.     Time  of  the  Essence.  Time  is  of  the  essence  of  this  Note.
            ----------------------

     9.     Waiver  of Exemptions.  The undersigned and any person who is or may
            ---------------------
become liable hereon or who has assumed, served as a surety or guaranteed the obligation hereof waive homestead and all exemption rights and insolvency laws, waive all rights to the benefit of any moratorium, reinstatement, marshaling of assets, forbearance, valuation, stay, redemption and appraisement now provided or which may hereafter be provided, both as to itself and its property and agree, jointly and severally, that they will pay all reasonable costs and expenses, including attorney's fees, (i) if the Noteholder finds it necessary or desirable to secure the services or advice of one or more attorneys with regard to the collection of this Note; (ii) if the Noteholder finds it necessary or desirable to secure the services or advice of one or more attorneys in connection with the protection of its rights under this Note, the Deed of Trust, other security for this Note or other documents executed in connection with this Note or the rights and title of which were assigned to the Noteholder in connection with the Assignment (the "Loan Documents"); or (iii) if the Noteholder seeks to have any property described in the Deed of Trust abandoned by or reclaimed from any estate in bankruptcy, or in attempting to have any stay or injunction against the enforcement or collecting of this Note or against foreclosure of any property conveyed by the Deed of Trust lifted by any bankruptcy or other court.

     10.     Security.  Subject  to  the  terms of the next succeeding paragraph
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and  notwithstanding  anything to the contrary otherwise contained in this Note, but without in any way releasing, impairing or otherwise affecting this Note, the Deed of Trust or any of the other Loan Documents or the validity hereof or thereof, or the lien of the Deed of Trust, it is agreed that Noteholder's source of satisfaction of said indebtedness and of Maker's other obligations hereunder and under the Loan Documents is limited to the collateral identified in the Loan Documents and the Guaranty Agreement.

     11.     Additional  Liability.  Notwithstanding the foregoing limitation of
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liability  provision, it is expressly understood and agreed that the Maker shall be  liable  for  the  payment  to  the  Noteholder  of:

(a) the application of rents, security deposits or other income, issues, profits and revenues derived from the properties described in the Deed of Trust (the "Property") after the occurrence of an Event of Default to anything other than the indebtedness evidenced by this Note. It is understood that any rents collected more than one month in advance as of the time of the Event of Default shall be considered to have been collected after the Event of Default;
(b) any loss, cost or damages arising out of or in connection with fraud or material misrepresentations to Noteholder by Maker (or by any of its general partners, officers, shareholders, members or their agents, if applicable);
(c) any loss, cost or damages arising out of or in connection with Maker's misapplication of (i) any proceeds paid under any insurance policies by reason of damage, loss or destruction to any portion of the Property, or (ii) proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of any portion of the Property, for purposes other than those set forth in the Deed of Trust executed in connection with this Note;
(d) any loss, cost or damages arising out of or in connection with any waste of the Property or any portion thereof, and all reasonable costs incurred by Noteholder to protect the Property;
(e) any taxes, assessments and insurance premiums for which Maker is liable under this Note, the Deed of Trust or any of the other Loan Documents and which are paid by Noteholder;
(f) any loss, cost or damages arising out of or in connection with the covenants, obligations and liabilities under that certain Hazardous Materials Certificate and Indemnity Agreement originally made by Holdings and the Maker in favor of PNC, the rights of which have been assigned to Noteholder;
(g) any loss, cost or damages to Noteholder arising out of or in connection with any construction lien, mechanic's lien, materialmen's lien or similar lien against the Property arising out of acts or omissions of Maker;
(h) any and all loss, cost or damages arising out of or incurred in order to cause the Improvements (as defined in the Deed of Trust) to comply with the accessibility provisions of The Americans With Disabilities Act;
(i) all loss, costs, damages and fees, including without limitation, reasonable attorneys' fees, incurred by Noteholder in the enforcement of the provisions of this Note.
     The provisions of this Note shall be governed by the laws of the Commonwealth of Virginia and shall be binding upon the heirs, legal representatives, successors and assigns of the Maker. Its provisions shall inure to the benefit of all holders of this Note.

     WITNESS the signature of the Maker hereof the day and year first above written.

                              COLONIAL  DOWNS,  L.P.,
                              a  Virginia  limited  partnership

                              By:     Stansley  Racing  Corp.,
                                   a  Virginia  corporation
                              Its:     General  Partner

                                   By:          ________________________
                                   Name:     Ian  M.  Stewart
                                   Title:          President